EXECUTION VERSION

FIRST AMENDMENT TO GUARANTY

        THIS FIRST AMENDMENT TO GUARANTY (this “Amendment”), dated as of March 22, 2022, is by and between GOLDMAN SACHS BANK USA, a New York state-chartered bank (together with its successors and assigns, “Class A Lender”), and GRANITE POINT MORTGAGE TRUST INC., a Maryland corporation, as guarantor (“Guarantor”).

W I T N E S S E T H:
WHEREAS, Class A Lender, GP Commercial GS Issuer LLC (“Issuer”), Wells Fargo Bank, National Association, as trustee, custodian, collateral agent, loan agent and note administrator, are parties to that certain Indenture and Credit Agreement, dated as of February 4, 2021 (as the same has been or may be further amended, modified and/or restated from time to time, the “Indenture and Credit Agreement”);
WHEREAS, Guarantor has executed and delivered that certain Guaranty, dated as of February 4, 2021 (as the same may be further amended, modified and/or restated from time to time, the “Guaranty”); and
WHEREAS, Guarantor and Class A Lender wish to modify certain terms and provisions of the Guaranty, as set forth herein.
NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:
1.Amendments to Guaranty. The Guaranty is hereby amended as follows:
(a)Exhibit A to the Guaranty is hereby amended by adding the following new defined terms in their correct alphabetical order:
“CECL Reserves” shall mean, with respect to any Person and as of a particular date, all amounts determined in accordance with GAAP under ASU 2016-13 and recorded on the balance sheet of such Person and its consolidated Subsidiaries as of such date.
“Subsidiary” shall mean, as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of Issuer and/or Guarantor.

(b)Exhibit A to the Guaranty is hereby further amended by amending and restating the definition of “Interest Expense” as follows:
“Interest Expense” shall mean, with respect to any Person in respect of any period of four consecutive fiscal quarters, ended on the last day of any fiscal quarter of such Person, determined on a consolidated basis without duplication, consolidated interest expense, whether paid or accrued, without deduction of consolidated interest income, including, without limitation or duplication, or, to the extent not so included, with the addition of: (i) interest expense associated with any interest rate hedging activity and (ii) the amortization of debt discounts by such Person, in all cases as reflected in the applicable consolidated financial statements and all as determined in accordance with GAAP.

(c)The lead-in language to Article V(m) of the Guaranty is hereby amended and restated in its entirety as follows:
(m) Financial Covenants. Guarantor shall not, with respect to itself and its consolidated Subsidiaries, directly or indirectly, permit any of the following to be breached, as determined quarterly on a consolidated basis in conformity with GAAP, as adjusted pursuant to the last sentence of this Article V(m):
(d)Article V(m) of the Guaranty is hereby further amended by adding the following new sentence at the end thereof:
Notwithstanding anything to the contrary herein, all calculations of the financial covenants in this Article V(m) shall be adjusted to remove the impact of (i) CECL Reserves and (ii) consolidating any variable interest entities under the requirements of Accounting Standards Codification (“ASC”) Section 810 and/or transfers of financial assets accounted for as secured borrowings under ASC Section 860, as both of such ASC sections are amended, modified and/or supplemented from time to time.
2.Conditions Precedent to Amendment. The effectiveness of this Amendment is subject to the following:
(a)This Amendment shall be duly executed and delivered by Guarantor and Class A Lender, and acknowledged by Issuer; and
(b)Class A Lender shall have received such other documents as Class A Lender may reasonably request.
3.Guarantor Representations. Guarantor hereby represents and warrants that:
(a)no Default or Event of Default exists, and no Default or Event of Default will occur as a result of the execution, delivery and performance by Guarantor of this Amendment; and
(b)all representations and warranties contained in the Guaranty are true, correct, complete and accurate in all respects (except such representations which by their terms speak as of a specified date).
4.Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Guaranty.
5.Continuing Effect; Reaffirmation of Guaranty. As amended by this Amendment, all terms, covenants and provisions of the Guaranty are ratified and confirmed and shall remain in full force and effect. In addition, any and all guaranties and indemnities for the benefit of Class A Lender and agreements subordinating rights and liens to the rights and liens of Class A Lender, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Class A Lender, and each party subordinating any right or lien to the rights and liens of Class A Lender, hereby consents, acknowledges and agrees to the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment.

6.Binding Effect; No Partnership; Counterparts. The provisions of the Guaranty, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.
7.Further Agreements. Guarantor agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Class A Lender and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.
8.Governing Law. The provisions of Article VII(c) of the Guaranty are incorporated herein by reference.
9.Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.
10.References to Transaction Documents. All references to the Guaranty in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Guaranty as amended hereby, unless the context expressly requires otherwise.
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    IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.

CLASS A LENDER:

GOLDMAN SACHS BANK USA, a New York state-chartered bank

By: /s/ PRACHI BANSAL
Name: Prachi Bansal
Title: Authorized Signatory

GUARANTOR:

GRANITE POINT MORTGAGE TRUST INC., a Maryland corporation

By: /s/ MARCIN URBASZEK
Name: Name: Marcin Urbaszek
Title: Chief Financial Officer

ACKNOWLEDGED AND AGREED TO BY:

ISSUER:

GP COMMERCIAL GS ISSUER LLC, a Delaware limited liability company

By: /s/ MARCIN URBASZEK
Name: Name: Marcin Urbaszek
Title: Chief Financial Officer

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